Exhibit 99.1

 Service Corporation International Completes offering of $250 Million Senior
                                Notes Due 2016

    HOUSTON, April 14 /PRNewswire-FirstCall/ -- Service Corporation International (NYSE: SRV), the world's largest funeral and cemetery company, announced today that it had successfully completed its previously announced private offering of $250 million principal amount of 6.75% Senior Notes due 2016 (Senior Notes). We intend to use the net proceeds from the offering together with available cash for the retirement of existing indebtedness, including the tender offer for our 6% Notes due 2005 and the potential redemption of our 6.75% Convertible Subordinated Notes due 2008, and for general corporate purposes.
    The Senior Notes were offered in an unregistered offering and may be resold by the initial purchasers pursuant to Rule 144A and Regulation S under the Securities Act of 1933. The Senior Notes were not initially registered under the Securities Act of 1933 or the securities laws of any state and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements under the Securities Act of 1933 and any applicable state securities laws.
    This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which the offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

    Cautionary Statement on Forward-Looking Statements
    The statements in this press release that are not historical facts are forward-looking statements. These forward-looking statements have been made in reliance on the "safe harbor" protections provided under the Private Securities Litigation Reform Act of 1995. These statements may be accompanied by words such as "believe," "estimate," "project," "expect," "anticipate," or "predict," that convey the uncertainty of future events or outcomes. These statements are based on assumptions that we believe are reasonable; however, many important factors could cause our actual results in the future to differ materially from the forward-looking statements made herein and in any other documents or oral presentations made by, or on behalf of, of us. Important factors which could cause actual results to differ materially from those in forward-looking statements include, among others, unfavorable conditions in the financing markets.
    For further information on these and other risks and uncertainties, see our Securities and Exchange Commission filings, including our 2003 Annual Report on Form 10-K. You can obtain a copy of this document as well as other SEC filings on our website at www.sci-corp.com . We assume no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by us, whether as a result of new information, future events or otherwise.

    Service Corporation International headquartered in Houston, Texas is the world's largest funeral and cemetery company. We have an extensive network of providers including 1,239 funeral service locations, 406 cemeteries and 141 crematoria providing funeral and cemetery services in North America as of December 31, 2003. We also own funeral and cemetery businesses in South America, Singapore and Germany. For more information about Service Corporation International, please visit our website at www.sci-corp.com .

     For additional information contact:
     Investors:  Debbie Young - Director of Investor Relations (713) 525-9088

     Media:    Terry Hemeyer - Managing Director / Corporate Communications
               (713) 525-5497

SOURCE  Service Corporation International
    -0-                             04/14/2004
    /CONTACT: investors, Debbie Young, Director of Investor Relations, +1-713-525-9088, or media, Terry Hemeyer, Managing Director-Corporate Communications, +1-713-525-5497, both of Service Corporation International/
    /Web site:  http://www.sci-corp.com /
    (SRV)

CO:  Service Corporation International
ST:  Texas
IN:
SU: